May 5, 2011 Kraton Performance Polymers, Inc. First Quarter 2011 Earnings Conference Call Exhibit 99.1 * * * * * * *

This presentation may include "forward-looking statements" that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as "believes," "estimates," "expects," "projects," "may," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in "Part I. Item 1A. Risk Factors" contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-Q, and include risks related to: conditions in the global economy and capital markets; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness; the inherently hazardous nature of chemical manufacturing; product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; health, safety and environmental laws, including laws that govern our employees' exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; customs, international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; fluctuations in currency exchange rates; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; future sales of our shares could adversely affect the market price of our common stock; and Delaware law and some provisions of our organizational documents make a takeover of our company more difficult. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.

Forward-Looking Statement Disclaimer 2

GAAP Disclaimer 3

Update on 2011 Business Priorities
Innovation-led Top-line
Growth
Capital Investment
2011 capital expenditures of $80-$85 million
Paulinia IRL expansion complete
Belpre IR conversion will be complete Q2 2011
Belpre DCS upgrade ongoing
Earnings Growth
Q1 sales volume of 81 kT, up 12% year-on-year
Q1 revenue of $345 million, up 26% year-on-year
Q1 GAAP net income of $22 million or $0.68 per share
Restructuring, refinancing and other charges of $10
million or $0.30 per share
Q1 Adjusted EBITDA of $56 million

Q1 TTM vitality index of 14%
Q1’11 innovation revenue increase of $17 million over
Q1’10
Continuing review of options for Asian HSBC plant
Anticipate site selection decision in the second
half of 2011

30%
AM

$92
$92
$111
Q1 10
Q4 10
Q1 11

Q1'11 vs. Q4'10
21%
Q1'11 vs. Q1'10
21%

Advanced Materials End Use Review 5 TTM Revenue Profile Change in Sales Revenue End Use Revenue Change in Sales Revenue US $ in millions

32%
ASC

$92
$93
$110
Q1 10
Q4 10
Q1 11

Q1'11 vs. Q4'10
18%
Q1'11 vs. Q1'10
19%

Adhesives, Sealants and Coatings End Use Review TTM Revenue Profile Change in Sales Revenue 6 End Use Revenue US $ in millions

29%
P&R

$62
$64
$94
Q1 10
Q4 10
Q1 11

Q1'11 vs. Q4'10
48%
Q1'11 vs. Q1'10
53%

Paving and Roofing End-Use Review 7 TTM Revenue Profile Change in Sales Revenue End Use Revenue Change in Sales Revenue US $ in millions

Kraton
Giving Innovators Their Edge

7% EB

$14
$27
$20
Q1 10
Q4 10
Q1 11

FY 2008
$35
FY 2009
$61
FY 2010
$79
TTM Q1'11
$86

Emerging Businesses End Use Review 8 TTM Revenue Profile Sales Revenue End Use Revenue US $ in millions US $ in millions 0

6%
11%
13%
14%
12%
13%
14%
2005
2006
2007
2008
2009
2010
TTM Q1 2011

Innovation-led Top Line Growth

Goal - 20% of revenue from innovation
Vitality Index
Q1 TTM vitality index 14%
Strong year-on-year revenue growth in key innovations
Elastomeric roof coatings up 100%
Key Paving & Roofing innovations up 92%
IV films up 75%
Reactive SBS for printing plates up 37%
Robust  pipeline of new innovation projects

Kraton
Giving Innovators Their Edge

Volume (kT)

73
67
81
Q1 10
Q4 10
Q1 11

Revenue
(US $ in Millions)

$273
$288
$345
Q1 10
Q4 10
Q1 11

Gross Profit and Gross Margin
(US $ in Millions)

25.3%
20.6%
25.2%
$69
$59
$87
Q1 10
Q4 10
Q1 11

Adjusted EBITDA[1]
(US $ in Millions)

Adjusted EBITDA Margin
15.6%
11.9%
16.2%
$43
$34
$56
Q1 10
Q4 10
Q1 11

Selected Financial Trends – Q1 2011 (1) Adjusted EBITDA is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the extinguishment of debt. 10

Q1 2011 vs. Q1 2010

$273
$28
$42
$2
$345
Q1 2010
Volume
Price
FX
Q1 2011

Q1 2011 vs. Q4 2010

$288
$58
$(3)
$2
$345
Q4 2010
Volume
Price
FX
Q1 2011

Q1 2011 Sales Revenue Walk US $ in millions 11

Q1 2011 vs. Q1 2010

$43
$9
$42
$(33)
$(4)
$-
$56
Q1 2010
Volume
Price
COGS
R&D/SG&A
FX/Other
Q1 2011

Q1 2011 vs. Q4 2010

$34
$20
$(3)
$11
$(6)
$-
$56
Q1 2011
Volume
Price
COGS
R&D/SG&A
FX/Other
Q1 2011

Q1 2011 Adjusted EBITDA
(1)
Walk
US $ in millions
(1) Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the  extinguishment of debt.

Q1 2011 Financial Overview
(1) Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges, non-cash compensation expenses, and loss on the  extinguishment of debt.
US $ in Thousands except per share
data

Three months Ended Three months Ended Three months Ended
3/31/2011 12/31/2010 3/31/2010
Sales Volume (kt) 81 67 73
Total Operating Revenues $                  344,828 $                 288,165 $                  272,732
Cost of Goods Sold 257,977 228,793 203,605
Gross Profit 86,851 59,372 69,127
Operating expenses
Research and Development 6,602 5,947 5,984
Selling, General and Administrative 27,171 23,652 22,062
Depreciation and Amortization of Identifiable Intangibles 14,626 13,178 11,046
Loss on Extinguishment of Debt 2,985   - -
Equity in Earnings of Unconsolidated Joint Venture 141 170 74
Interest Expense, net 11,181 5,506 6,064
Income Before Income Taxes 24,427 11,259 24,045
Income Tax Expense 2,550 960 4,250
Net Income $                    21,877 $                  10,299 $                    19,795
Earnings per Common Share - Diluted $                       0.68 $                      0.32 $                     0.64
Adjusted EBITDA
(1)
$                    56,018 $                  34,312 $                    42,622

Giving Innovators Their Edge

Net Debt[1] and Net Debt to Capitalization

Net Debt
Net Debt to Cap
$390
$370
$350
$330
$310
$290
$270
$250
60%
55%
50%
45%
40%
35%
49.7%
47.0%
40.0%
41.5%
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11

US $ in millions

Cash at quarter end of $36
million.
Net Debt-to-Capitalization
ratio of 41.5% at quarter
end.
Net Debt to TTM Adjusted
EBITDA was 1.70x at
3/31/11.
(1) Net debt is equal to Long-term debt, less Cash and Cash equivalents.
Balance Sheet

Selected 2011 Estimates
Working capital (excluding cash) as a % of
revenue
25% to 27%
Capital spending $80 to $85 million
Interest expense
(1)
~$31 million
Research & development ~$27 million
SG&A ~ $100 million
Depreciation and amortization ~$61 million
Book tax rate ~9%

(1) Includes accelerated write-off of deferred financing costs associated with the debt refinancing of $5 million.

May 5, 2011 Appendix * * * * * * * *

Kraton
Giving Innovators Their Edge

(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Reconciliation of Net Income to EBITDA and
Adjusted EBITDA

US $ in Thousands
Three months Ended Three months Ended Three months Ended
3/31/2011 12/31/2010 3/31/2010
Net Income $                    21,877 $                    10,299 $                    19,795
Add(deduct):
Interest expense, net 11,181 5,506 6,064
Income tax expense 2,550 960 4,250
Depreciation and amortization expenses 14,626 13,178 11,046
EBITDA
(1)
$                    50,234 $                    29,943 $                    41,155
EBITDA
(1)
$                    50,234 $                    29,943 $                    41,155
Add:
Restructuring and related charges 1,505 3,733 135
Other non-cash expenses 1,294 636 1,332
Gain on extinguishment of debt 2,985   - -
Adjusted EBITDA
(2)
$                    56,018 $                    34,312 $                    42,622
Restructuring and related detail:
Selling, general and administrative 1,505 3,733 135
Total restructuring and related charges $                     1,505 $                     3,733 $                        135

May 5, 2011 Kraton Performance Polymers, Inc. First Quarter 2011 Earnings Conference Call * * * * * * * * *